                                                                      EXHIBIT 24



     KNOW ALL MEN BY THESE PRESENTS that the undersigned hereby constitutes and appoints JAY S. WINTROB, SUSAN L. HARRIS and LORIN M. FIFE or any of them, his true and lawful attorneys and agents, to do any and all acts and things and to execute any and all instruments that said attorneys and agents may deem necessary or advisable to enable FS VARIABLE SEPARATE ACCOUNT ("Separate Account") of FIRST SUNAMERICA LIFE INSURANCE COMPANY ("Company"), and the Company, to comply with any rules, regulations and requirements of the Securities and Exchange Commission, and in connection with any variable annuity contracts that may be registered under the Securities Act of 1933, as amended ("1933 Act") and/or the Investment Company Act of 1940, as amended ("1940 Act") and offered in connection with the Separate Account, to comply with any rules, regulations and requirements of the Securities and Exchange Commission under the 1933 Act or the 1940 Act or under any other federal securities laws, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of the undersigned director to any instrument or document filed as a part of or in connection with or in any way related to (i) any action taken to comply with any rules, regulations or requirements of the Securities and Exchange Commission under the federal securities laws; (ii) any application for and the securing of any exemptions from the federal securities laws; (iii) the registration of additional variable annuity contracts under the 1933 Act or the 1940 Act, if registration is deemed necessary; and (iv) any and all amendments to any registration statement that may be filed in connection with the variable annuity contracts. The undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue thereof.

     As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacity and on the dates indicated.



        SIGNATURE                        TITLE                          DATE
        ---------                        -----                          ----
/s/ ELI BROAD                President, Chief Executive Officer    October 11, 1994
---------------------            and  Chairman of the Board
Eli Broad                      (Principal Executive Officer)


/s/ SCOTT L. ROBINSON        Senior Vice President and Director    October 11, 1994
---------------------          (Principal Financial Officer)
Scott L. Robinson


/s/ N. SCOTT GILLIS             Vice President and Controller      October 11, 1994
---------------------           (Principal Accounting Officer)
N. Scott Gillis


/s/ JAMES R. BELARDI                    Director                   October 11, 1994
---------------------
James R. Belardi


                                        Director                             , 1994
---------------------
David W. Ferguson



        SIGNATURE                        TITLE                          DATE
        ---------                        -----                          ----


/s/ LORIN M. FIFE                       Director                 October 11, 1994
---------------------
Lorin M. Fife


---------------------                   Director                           , 1994
Marc Gamsin


/s/ JANA W. GREER                       Director                 October 11, 1994
---------------------
Jana W. Greer


/s/ THOMAS A. HARNETT                   Director                 October 11, 1994
---------------------
Thomas A. Harnett


/s/ SUSAN L. HARRIS                     Director                 October 11, 1994
---------------------
Susan L. Harris


/s/ KAREN J. HEDLUND                    Director                 October 11, 1994
---------------------
Karen J. Hedlund


/s/ GARY W. KRAT                        Director                 October 11, 1994
---------------------
Gary W. Krat


/s/ PETER MCMILLAN                      Director                 October 11, 1994
---------------------
Peter McMillan


/s/ LESTER POLLACK                      Director                 October 11, 1994
---------------------
Lester Pollack

/s/ RICHARD ROHR                        Director                 October 11, 1994
---------------------
Richard Rohr


/s/ JAY S. WINTROB                      Director                 October 11, 1994
---------------------
Jay S. Wintrob

